UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2017

Atossa Genetics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35610	26-4753208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Spring Street Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 325-6086

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 20, 2017, Atossa Genetics Inc. (the “Company”) entered into a placement agent agreement with Maxim Group LLC relating to the sale of the Company’s securities (the “Placement Agent Agreement”). Pursuant to the Placement Agent Agreement, on December 20, 2017, the Company entered into a securities purchase agreement with certain purchasers named therein (the “Purchase Agreement”) relating to the offering and sale of 5,300,000 shares of Company common stock (the “Common Stock”) at a public offering price of $0.27 per share (the “Public Offering”). Concurrently with the Public Offering and pursuant to the Purchase Agreement, the Company also commenced a private placement whereby it issued and sold Class A and Class B Warrants (the “Warrants”), exercisable for an aggregate of 10,600,000 shares of Common Stock, at a price of $0.315 per share (the “Private Placement”). The Warrants will become exercisable commencing six months from issuance. The Class A Warrants will expire eight months from issuance, while the Class B Warrants will expire on the first anniversary of the date of issuance. None of the Class A Warrants, the Class B Warrants nor the shares issuable upon exercise of such Warrants have been registered with the Securities and Exchange Commission.

The Public Offering and Private Placement closed on December 22, 2017.

The foregoing descriptions of the Placement Agent Agreement, the Purchase Agreement and the Warrants are not complete and are qualified in their entirety by references to the full text of the Placement Agent Agreement, the Purchase Agreement and the Warrants, which are filed as exhibits to this report and are incorporated by reference herein.

The 5,300,000 shares of common stock sold in the Public Offering were offered and sold pursuant to a prospectus, dated October 5, 2017, and a prospectus supplement dated December 20, 2017, in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-220252).

A copy of the opinion of Gibson, Dunn & Crutcher LLP relating to the validity of the securities issued in the Public Offering is filed herewith as Exhibit 5.1.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 of this Form 8-K regarding the Warrants and the shares issuable thereunder are incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Class A Warrant
4.2	Form of Class B Warrant
5.1	Opinion of Gibson, Dunn & Crutcher LLP
10.1	Placement Agent Agreement, dated December 20, 2017, by and between Atossa Genetics Inc. and Maxim Group LLC.
10.2	Securities Purchase Agreement, dated December 20, 2017, by and between Atossa Genetics Inc. and the Purchasers listed therein.
23.1	Consent of Gibson, Dunn & Crutcher (contained in Exhibit 5.1)

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2017	Atossa Genetics Inc.

	By:	/s/ Kyle Guse
Kyle Guse
Chief Financial Officer, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
4.1	Form of Class A Warrant
4.2	Form of Class B Warrant
5.1	Opinion of Gibson, Dunn & Crutcher LLP
10.1	Placement Agent Agreement, dated December 20, 2017, by and between Atossa Genetics Inc. and Maxim Group LLC.
10.2	Securities Purchase Agreement, dated December 20, 2017, by and between Atossa Genetics Inc. and the Purchasers listed therein.
23.1	Consent of Gibson, Dunn & Crutcher (contained in Exhibit 5.1)